Exhibit 99.2

Jimmy C.H. Cheung & Co

Certified Public Accountants

(A member of Kreston International)

Registered with the Public Company Accounting Oversight Board

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of:

Nanjing Catch-Luck Garments Company Limited

We have audited the accompanying balance sheets of Nanjing Catch-Luck Garments Company Limited as of December 31, 2006 and 2005 and the related statements of operations and comprehensive income, changes in stockholders’ equity and cash flows for the years ended December 31, 2006 and 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits of the financial statements provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nanjing Catch-Luck Garments Company Limited as of December 31, 2006 and 2005 and the results of its operations and comprehensive income and its cash flows for the years ended December 31, 2006 and 2005, in conformity with accounting principles generally accepted in the United States of America.

JIMMY C.H. CHEUNG & CO

Certified Public Accountants

Hong Kong

Date: February 2, 2007

NANJING CATCH-LUCK GARMENTS COMPANY LIMITED

BALANCE SHEETS

AS OF DECEMBER 31, 2006 AND 2005

ASSETS

	2006	2005

CURRENT ASSETS
Cash and cash equivalents	$236,997	$6,424
Accounts receivable, net of allowances	2,255,195	27,528
Inventories, net	469,434	571,772
Other receivables and prepaid expenses	69,293	65,182
Total Current Assets	3,030,919	670,906

PROPERTY AND EQUIPMENT, NET	1,142,252	851,202
TOTAL ASSETS	$4,173,171	$1,522,108

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable	$366,592	$39,361
Accounts payable - related companies	649,728	875,049
Other payables and accrued liabilities	87,536	213,969
Value added tax payable	37,495	7,778
Other tax payable	394	155
Total Current Liabilities	1,141,745	1,136,312

COMMITMENTS AND CONTINGENCIES	-	-

STOCKHOLDERS’ EQUITY
Registered capital of $600,000 fully paid	600,000	600,000
Retained earning (accumulated deficit)
Unappropriated	2,113,884	(216,482)
Appropriated	233,649	-
Accumulated comprehensive income	83,893	2,278
Total Stockholders’ Equity	3,031,426	385,796

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$4,173,171	$1,522,108

The accompanying notes are an integral part of these financial statements

NANJING CATCH-LUCK GARMENTS COMPANY LIMITED

STATEMENTS OF OPERATIONS AND

COMPREHENSIVE INCOME

FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

	2006	2005

NET SALES
To related parties	$907,476	$95,850
To third parties	18,812,450	4,003,762
Total net sales	19,719,926	4,099,612

COST OF SALES
From related parties	(838,600)	(56,852)
From third parties	(15,876,972)	(3,647,125)
Total cost of sales	(16,715,572)	(3,703,977)

GROSS PROFIT	3,004,354	395,635

OPERATING EXPENSES
Selling expenses	55,858	22,721
General and administrative expenses	112,456	69,557
Professional fees	64,230	153,815
Salaries and allowances	173,605	93,380
Loss on disposal of fixed assets	9,163	-
Depreciation	30,791	8,582
Total Operating Expenses	446,103	348,055

INCOME FROM OPERATIONS	2,558,251	47,580

OTHER INCOME (EXPENSES)
Interest income	1,385	286
Interest expenses	-	(5,082)
Other income	4,525	4,401
Other expense	(146)	(126)
Total Other (Expenses) Income	5,764	(521)

INCOME BEFORE INCOME TAX EXPENSE	2,564,015	47,059

INCOME TAX EXPENSE	-	-

NET INCOME	2,564,015	47,059

OTHER COMPREHENSIVE INCOME
Foreign currency translation gain (loss)	81,615	(7,310)

COMPREHENSIVE INCOME	$2,645,630	$39,749

The accompanying notes are an integral part of these financial statements

NANJING CATCH-LUCK GARMENTS COMPANY LIMITED

STATEMENTS OF STOCKHOLDERS’ EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

		Unappropriated	Appropriated
		Retained	Retained
		earning	earning	Accumulated
	Registered	(accumulated	(accumulated	comprehensive
	capital	deficit)	deficit)	Income	Total

Balance at December 31, 2004	$600,000	$(263,541)	$-	$9,588	$346,047

Net income for the year	-	47,059		-	47,059

Other comprehensive loss	-	-	-	(7,310)	(7,310)

Balance at December 31, 2005	600,000	(216,482)	-	2,278	385,796

Net income for the year	-	2,564,015	-	-	2,564,015

Transfer to statutory surplus
reserves	-	(233,649)	233,649	-	-

Other comprehensive income	-	-	-	81,615	81,615
Balance at December 31, 2006	$600,000	$2,113,884	$233,649	$83,893	$3,031,426

The accompanying notes are an integral part of these financial statements

NANJING CATCH-LUCK GARMENTS COMPANY LIMITED

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

	2006	2005
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$2,564,015	$47,059
Adjusted to reconcile net income to cash (used in)
provided by operating activities:
Depreciation on fixed assets - cost of sales	119,081	97,039
Depreciation on fixed assets	30,791	8,582
Loss on disposal of fixed assets	9,163	-
Changes in operating assets and liabilities
(Increase) decrease in:
Accounts receivable	(2,227,667)	8,801
Accounts receivable - related companies	-	200,459
Other receivables and prepaid expenses	(4,111)	318,971
Value added tax receivable	(35,098)	35,098
Inventories	102,338	(428,427)
Increase (decrease) in:
Accounts payable	327,231	(27,075)
Accounts payable - related companies	(225,321)	(149,789)
Other payables and accrued liabilities	(126,433)	(1,006)
Income tax and other tax payables	35,337	76
Value added tax payable	29,717	7,778
Net cash provided by operating activities	599,043	117,566

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(449,998)	(124,121)
Net cash used in investing activities	(449,998)	(124,121)

CASH FLOWS FROM FINANCING ACTIVITIES	-	-

EFFECT OF EXCHANGE RATE ON CASH	81,528	(7,310)

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	230,573	(13,865)

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	6,424	20,289

CASH AND CASH EQUIVALENTS AT END OF YEAR	$236,997	$6,424

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid during the year for:
Interest expenses	$-	$5,082

The accompanying notes are an integral part of these financial statements

NANJING CATCH-LUCK GARMENTS COMPANY LIMITED

NOTES TO THE FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2006 AND 2005

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

(A)	Organization

Nanjing Catch-Luck Garments Company Limited (the “Company”), a People’s Republic of China (“PRC”) sino-foreign joint venture enterprise was incorporated on December 21, 1995 with its principal place of business in Nanjing, PRC. On January 18, 2006, the Company became a wholly owned foreign enterprise.

The Company is principally engaged in the manufacturing and sale of garments to Europe and Japan.

(K)	Use of estimates

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(L)	Cash and cash equivalents

For purpose of the statements of cash flows, cash and cash equivalents include cash on hand and demand deposits with a bank with maturities of less than three months.

(M)	Accounts receivable

The Company extends unsecured credit to its customers in the ordinary course of business but mitigates the associated risks by performing credit checks and actively pursuing past due accounts. As of December 31, 2006 and 2005, the Company considers all its accounts receivable to be collectable and no provision for doubtful accounts has been made in the financial statements.

(N)	Inventories

Inventories are stated at lower of cost or market value, cost being determined on a specific identification method. The Company provided inventory allowances based on excess and obsolete inventories determined principally by customer demand.

(O)	Property and equipment

Property and equipment are stated at cost, less accumulated depreciation. Expenditures for additions, major renewals and betterments are capitalized and expenditures for maintenance and repairs are charged to expense as incurred.

Depreciation is provided on a straight-line basis, less an estimated residual value over the assets’ estimated useful lives. The estimated useful lives are as follows:

Factory buildings	20 Years
Plant and machinery	10 Years
Motor vehicles	5 Years
Furniture, fixtures and equipment	5 Years

NANJING CATCH-LUCK GARMENTS COMPANY LIMITED

NOTES TO THE FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2006 AND 2005

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

(P)	Fair value of financial instruments

Statement of Financial Accounting Standards No. 107, “Disclosure About Fair Value of Financial Instruments,” requires certain disclosures regarding the fair value of financial instruments. Trade accounts receivable, accounts payable, and accrued liabilities are reflected in the financial statements at fair value because of the short-term maturity of the instruments. As these estimates are subjective in nature, involving uncertainties and matters of significant judgment, they cannot be determined with precision. Changes in assumptions can significantly affect estimated fair values.

The carrying value of cash and cash equivalents, accounts receivable (trade and others), accounts payable (trade and related party) and accrued liabilities approximate their fair value because of the short-term nature of these instruments. The Company places its cash and cash equivalents with what it believes to be high credit quality financial institutions. The Company has a diversified customer base, most of which are in Europe, Japan, the United States and the PRC. The Company controls credit risk related to accounts receivable through credit approvals, credit limit and monitoring procedures. The Company routinely assesses the financial strength of its customers and, based upon factors surrounding the credit risk, establishes an allowance, if required, for uncollectible accounts and, as a consequence, believes that its accounts receivable credit risk exposure beyond such allowance is limited.

The Company’s major operation is in the PRC, which may give rise to significant foreign currency risks from fluctuations and the degree of volatility of foreign exchange rates between the United States dollars (“US$”) and the Chinese Renminbi (“RMB”). On July 21, 2005, the PRC let the RMB fluctuate thereby ending its decade-old valuation peg to the US$. The new RMB rate reflects an approximately 2% increase in value against the US$. Historically, the PRC government has benchmarked the RMB exchange ratio against the US$, thereby mitigating the associated foreign currency exchange rate fluctuation risk. The Company does not believe that its foreign currency exchange rate fluctuation risk is significant, especially if the PRC government continues to benchmark the RMB against the US$.

(Q)	Revenue recognition

The Company recognizes revenue upon delivery for local sales or shipment of the products for export sales, at which time title passes to the customer provided that: there are no uncertainties regarding customer acceptance; persuasive evidence of an arrangement exists; the sales price is fixed and determinable; and collectability is deemed probable.

Local transportation and inspection charges for sales are included in selling expenses.

Cost of goods sold includes the appropriate materials purchasing, receiving and inspection costs, inbound freight where applicable, direct labor cost and manufacturing overheads consistent with the revenue earned.

(I)	Income taxes

The Company accounts for income taxes under the Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes” (“Statement 109”). Under Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date.

 NANJING CATCH-LUCK GARMENTS COMPANY LIMITED

NOTES TO THE FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2006 AND 2005

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

(I)	Income taxes (continued)

PRC income tax is computed according to the relevant laws and regulations in the PRC. According to the relevant laws and regulations in the PRC, enterprises with foreign investment in the PRC are entitled to full exemption from income tax for two years beginning from the first year the enterprises become profitable and has accumulated profits and a 50% income tax reduction for the subsequent three years calculated in accordance with PRC GAAP. The Company was approved as a wholly foreign-owned enterprise in 2006 and is entitled to the income tax exemptions for 2006 and 2007.

(J)	Foreign currency transactions

The Company maintains its accounting records in their functional currencies of Chinese Renminbi (“RMB”).

Foreign currency transactions during the year are translated to the functional currency at the approximate rates of exchange on the dates of transactions. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are translated at the approximate rates of exchange at that date. Non-monetary assets and liabilities are translated at the rates of exchange prevailing at the time the asset or liability was acquired. Exchange gains or losses are recorded in the statement of operations.

(K)	Foreign currency translation

The financial statements of the company (who functional currency is RMB) is translated into US$ using the closing rate method. The balance sheet items are translated into US$ using the exchange rates at the respective balance sheet dates. The capital and various reserves are translated at historical exchange rates prevailing at the time of the transactions while income and expenses items are translated at the average exchange rate for the year. All exchange differences are recorded within equity. Translation gain/ (loss) for the years ended December 31, 2006 and 2005 were $81,615 and ($7,310) respectively.

(L)	Comprehensive income (loss)

The foreign currency translation gain or loss resulting from translation of the financial statements expressed in RMB to United States Dollar is reported as other comprehensive loss in the statements of operations and stockholders’ equity. Comprehensive income (loss) for the years ended December 31, 2006 and 2005 were $81,615 and ($7,310) respectively.

(M)	Segments

The Company adopted Statement of Financial Accounting Standards No. 131, Disclosures about Segments of an Enterprise and Related Information (“SFAS 131”). SFAS establishes standards for operating information regarding operating segments in annual financial statements and requires selected information for those segments to be presented in interim financial reports issued to stockholders. SFAS 131 also establishes standards for related disclosures about products and services and geographic areas. Operating segments are identified as components of an enterprise about which separate discrete financial information is available for evaluation by the chief operating decision maker, or decision making group, in making decision how to allocate resources and assess performance. The information disclosed herein, materially represents all of the financial information related to the Company’s principal operating segments. The Company operates in a single segment.

 NANJING CATCH-LUCK GARMENTS COMPANY LIMITED

NOTES TO THE FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2006 AND 2005

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

(N)	Recent Accounting Pronouncements

Effective January 1, 2006, we adopted the SEC issued Staff Accounting Bulletin No. 108, “Considering the Effects of Prior Year Misstatements when quantifying Misstatements in Current Year Financial Statements” (“SAB 108”). SAB 108 requires companies to evaluate the materiality of identified unadjusted errors on each financial statement and related financial statement disclosure using both the rollover approach and the iron curtain approach. The rollover approach quantifies misstatements based on the effects of correcting the misstatement existing in the balance sheet at the end of the current year, irrespective of the misstatement’s year(s) of origin. Financial statements would require adjustment when either approach results in quantifying a misstatement that is material. Correcting prior year financial statements for immaterial errors would not require previously filed reports to be amended. The adoption of SAB 108 did not have a material impact on the Company’s financial statements.

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments” (SFAS 155”), which amends SFAS No. 133, “Accounting for Derivatives Instruments and Hedging Activities” (“SFAS 133”) and SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities” (SFAS 140”). SFAS 155 amends SFAS 133 to narrow the scope exception for interest-only and principal-only strips on debt instruments to include only such strips representing rights to receive a specified portion of the contractual interest or principle cash flows. SFAS 155 also amends SFAS 140 to allow qualifying special-purpose entities t o hold a passive derivative financial instrument pertaining to beneficial interests that itself is a derivative instruments. The Company is currently evaluating the impact this new Standard, but believes that it will not have that it will not have a material impact on the Company’s financial position.

In March 2006, the FASB issued SFAS No. 156, Accounting for Servicing of Financial Assets—an amendment to FASB Statement No. 140 (“SFAS 156”). SFAS 156 requires that all separately recognized servicing rights be initially measured at fair value, if practicable. In addition, this statement permits an entity to choose between two measurement methods (amortization method or fair value measurement method) for each class of separately recognized servicing assets and liabilities. This new accounting standard is effective January 1, 2007. We do not expect the adoption of SFAS 156 to have an impact on the Company’s results of operations or financial condition.

In July 2006, the FASB issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement 109 (“FIN 48”), which clarifies the accounting for uncertainty in tax positions. This Interpretation provides that the tax effects from an uncertain tax position can be recognized in the Company’s financial statements, only if the position is more likely than not of being sustained on audit, based on the technical merits of the position. The provisions of FIN 48 are effective as of the beginning of fiscal 2007, with the cumulative effect of the change in accounting principle recorded as an adjustment to opening retained earnings. The Company is currently evaluating the impact this new Standard, but believes that it will not have that it will not have a material impact on the Company’s financial position.

In September 2006, FASB issued Statement 157, Fair Value Measurements. This statement defines fair value and establishes a framework for measuring fair value in generally accepted accounting principles (GAAP). More precisely, this statement sets forth a standard definition of fair value as it applies to assets or liabilities, the principal market (or most advantageous market) for determining fair value (price), the market participants, inputs and the application of the derived fair value to those assets and liabilities. The effective date of this pronouncement is for all full fiscal and interim periods beginning after November 15, 2007. The Company is currently evaluating the impact this new Standard, but believes that it will not have that it will not have a material impact on the Company’s financial position.

In September 2006, FASB issued Statement 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, which amend FASB Statements No. 87, 88, 106 and 132(R). This statement requires employers to recognize the overfunded or underfunded status of a defined benefit postretirement plan as an asset or liability in its financial statements and to recognize changes

NANJING CATCH-LUCK GARMENTS COMPANY LIMITED

NOTES TO THE FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2006 AND 2005

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

(N)	Recent Accounting Pronouncements (continued)

in that funded status in the year in which the changes occur. The effective date for the Company would be for any full fiscal years ending after December 15, 2006. We do not expect the adoption of SFAS 158 to have an impact on the Company’s results of operations or financial condition.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (SFAS 159) which permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS 159 will become effective for us on January 1, 2008. The Company is currently evaluating the impact this new Standard, but believes that it will not have that it will not have a material impact on the Company’s financial position.

(O)	Reclassification

Certain 2005 balances in the statements of operations have been reclassified to conform to the 2006 presentation

2.	ACCOUNTS RECEIVABLE

Accounts receivable at December 31, 2006 and 2005 consisted of the following:

	2006	2005
Accounts receivable	$2,255,195	27,528
Less: allowance for doubtful accounts	-	-
Accounts receivable, net of allowances	$2,255,195	$27,528

As of December 31, 2006 and 2005, the Company considered all accounts receivable collectable and has not recorded a provision for doubtful accounts.

3.	INVENTORIES

Inventories at December 31, 2006 and 2005 consisted of the following:

	2006	2005

Raw materials	$123,493	116,197
Work-in-progress	104,348	76,264
Finished goods	241,593	379,311
	469,434	571,772
Less: provision of obsolescence	-	-
Inventories, net	$469,434	$571,772

For the years ended December 31, 2006 and 2005, no provision for obsolete inventories was recorded by the Company.

NANJING CATCH-LUCK GARMENTS COMPANY LIMITED

NOTES TO THE FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2006 AND 2005

4.	PROPERTY AND EQUIPMENT

The following is a summary of property and equipment at December 31:

	2006	2005

Factory buildings	$233,890	$220,897
Plant and machinery	1,260,842	934,280
Motor vehicles	45,490	16,313
Furniture, fixtures and equipment	200,447	67,524
	1,740,669	1,239,014
Less: accumulated depreciation	598,417	387,812
Property and equipment, net	$1,142,252	$851,202

Depreciation expense for the years ended December 31, 2006 and 2005 were $149,872 and $105,621, respectively. During 2006 and 2005 the company recognized a loss on disposal of property and equipment of $9,163 and Nil respectively.

5.	OTHER PAYABLES AND ACCRUED LIABILITIES

Other payables and accrued liabilities at December 31, 2006 and 2005 consist of the following:

	2006	2005

Utility deposits	$21,108	$14,056
Accrued welfare	8,563	73,684
Accrued professional fees	51,942	113,500
Other payables	5,923	12,729
	$87,536	$213,969

6.	INCOME TAX

The Company is incorporated in the PRC and is subject to PRC income tax which is computed according to the relevant laws and regulations in the PRC. According to the relevant laws and regulations in the PRC, enterprises with foreign investment in the PRC are entitled to full exemption from income tax for two years beginning from the first year the enterprises become profitable and has accumulated profits and a 50% income tax reduction for the subsequent three years. The Company was approved as a wholly foreign-owned enterprise in 2006 and is entitled to the income tax exemptions in 2006 and 2007.

During 2006 and 2005, no income tax was recorded as the Company is entitled to full exemption from income tax.

7.	SHAREHOLDERS’ EQUITY

(A)	Registered capital

In accordance with the Articles of Association of the Company, the registered capital of the Company of $600,000 was fully contributed on November 4, 2002, $454,874 in cash and $145,126 in properly and equipment at historical cost.

NANJING CATCH-LUCK GARMENTS COMPANY LIMITED

NOTES TO THE FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2006 AND 2005

7.	SHAREHOLDERS’ EQUITY (CONTINUED)

(B)	Appropriated retained earnings

The Company’s PRC subsidiary is required to make appropriations to reserve funds, comprising the statutory surplus reserve, statutory public welfare fund and discretionary surplus reserve, based on after-tax net income determined in accordance with generally accepted accounting principles of the People’s Republic of China (the “PRC GAAP”). Appropriation to the statutory surplus reserve should be at least 10% of the after tax net income determined in accordance with PRC GAAP until the reserve is equal to 50% of the entities’ registered capital.

During 2006 and 2005, the Company appropriated $233,649 and Nil respectively to the statutory surplus reserve and statutory public welfare funds based on its net income under PRC GAAP.

8.	RELATED PARTY TRANSACTIONS

During 2006 and 2005, the Company sub-contracted certain manufacturing work valued at $549,431 and $56,852 respectively to three related companies which are controlled by a shareholder and director of the Company. The Company provided raw materials to the related companies who charges the Company a fixed labor charge for the sub-contracting work.

During 2006 and 2005, the Company purchased raw materials valued at $289,169 and $Nil respectively from two related companies which are controlled by a shareholder and director of the Company.

As of December 31, 2006 and 2005, the Company owed $649,728 and $875,049, respectively to five related companies which are controlled by a shareholder and director of the Company for sub-contracting work, inventory purchases made and rental paid.

A related company which is controlled by a shareholder and director of the Company provides treasury services to the Company by negotiating all of the Company’s letters of credit and receiving proceeds thereon and paying creditors for inventory purchases made by the Company.

During 2006 and 2005, the Company sold products and provided sub-contracting services totaling $907,476 and $95,850 respectively to four related companies which are controlled by a shareholder and director of the Company.

During 2006 and 2005, the Company paid rent of $18,811 and $18,326 respectively for factory and office spaces leased from a related company which is controlled by a shareholder and director of the Company.

 NANJING CATCH-LUCK GARMENTS COMPANY LIMITED

NOTES TO THE FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2006 AND 2005

9.    CONCENTRATIONS AND RISKS

During 2006 and 2005, 100% of the Company’s assets were located in China.

The Company principally relied on one customer for its revenue during 2006 and on three customers for its revenue during 2005, details of which are as follows:

	Customer A	Customer B	Customer C
For the year ended
December 31, 2006	36%
December 31, 2005	27%	24%	12%

As of December 31, 2006 and 2005, accounts receivable to those customers totaled $1,091,595 and Nil respectively.

The Company relied on one supplier for approximately $326,384, representing 19% in aggregate of raw materials purchased from the supplier in 2005.

The following is geographic information of the Company’s revenue from third parties for the year ended December 31:

	2006	2005

Japan	$3,520,018	$1,769,389
Europe	10,316,771	1,800,010
United States	3,498,564	29,627
The People Republic of China	1,235,633	404,736
Other countries	241,464	-
	$18,812,450	$4,003,762